UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

19 HARTOM STREET, BINAT BUILDING 5th FLOOR
HAR HOTZVIM, JERUSALEM 9777518, ISRAEL
(Address of principal executive offices, including zip code)

Telephone: (561) 749-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Result of Operations and Financial Condition

On August 10, 2015, magicJack VocalTec Ltd. (the "Company") issued a press release announcing its financial results for the three and six months ended June 30, 2015. A copy of the press release is furnished herewith as Exhibit 99.1.  The Company held a conference call on August 10, 2015 to discuss these financial results, a transcript of which is furnished herewith as Exhibit 99.2.

In its press release, the Company included non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission.  The press release sets forth the reasons the Company believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company's financial condition and results of operations.  A reconciliation of these non-GAAP financial measures with the most directly comparable GAAP financial measures is also included in the press release.

The information in this Item 2.02 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

Exhibit
Number	Description
99.1	Press release dated August 10, 2015
99.2	Transcript of earnings call held on August 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Jose Gordo
Name:	Jose Gordo
Title:	Chief Financial Officer

Date: August 12, 2015

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated August 10, 2015
99.2	Transcript of earnings call held on August 10, 2015